UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22777

Investment Company Act File Number

Eaton Vance Municipal Income Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

January 31

Date of Fiscal Year End

April 30, 2013

Date of Reporting Period

Item 1. Schedule of Investments

Eaton Vance

Municipal Income Term Trust

April 30, 2013

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 169.3%

Security	Principal Amount (000’s omitted)	Value
Education — 10.7%
Central Washington University, 3.25%, 5/1/29(1)	$2,910	$2,814,144
Central Washington University, 3.25%, 5/1/30(1)	3,265	3,135,673
Portland Community College District, OR, 3.25%, 6/15/32	30	30,108
Portland Community College District, OR, 3.25%, 6/15/32(2)(4)	10,250	10,286,797
University of Alabama in Huntsville, 4.00%, 4/1/27	865	943,378
University of Alabama in Huntsville, 4.00%, 4/1/28	960	1,037,962
University of Alabama in Huntsville, 4.00%, 4/1/29	1,000	1,072,350
University of Alabama in Huntsville, 4.00%, 4/1/30	1,040	1,110,668
University of Alabama in Huntsville, 4.00%, 4/1/31	1,080	1,143,958

		$21,575,038

Electric Utilities — 18.7%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$5,000	$5,214,600
Colorado Springs, CO, Utilities System Revenue, 4.00%, 11/15/32	25	26,789
Colorado Springs, CO, Utilities System Revenue, 4.00%, 11/15/32(2)	8,140	8,722,498
Connecticut Development Authority, (Connecticut Light and Power Co.), 4.375%, 9/1/28	900	983,700
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 4.00%, 5/15/33(1)	7,500	7,645,425
North Carolina Capital Facilities Finance Agency, (Duke Energy Carolinas), 4.375%, 10/1/31	4,385	4,730,319
Puerto Rico Electric Power Authority, 5.00%, 7/1/29	1,000	997,190
Puerto Rico Electric Power Authority, 5.25%, 7/1/28	5,000	5,078,700
WPPI Energy, WI, 4.00%, 7/1/26	4,000	4,375,800

		$37,775,021

General Obligations — 49.6%
California, 4.00%, 9/1/27	$1,560	$1,695,205
California, 5.00%, 2/1/38	5,000	5,670,200
Cambridge, MA, 3.00%, 2/15/28	1,640	1,675,654
Cambridge, MA, 3.00%, 2/15/29	1,050	1,063,797
Hawaii, 4.00%, 11/1/31	10,000	10,938,400
Massachusetts, 4.00%, 4/1/32(2)(4)	10,000	10,725,600
New York, 3.00%, 3/1/32(2)(4)	10,000	10,072,000
Pennsylvania, 4.00%, 4/1/29(2)(4)	10,000	10,982,900
St. Helena, CA, Unified School District, (Election of 2012), 4.00%, 8/1/31(1)	2,335	2,538,612
St. Helena, CA, Unified School District, (Election of 2012), 4.00%, 8/1/32(1)	2,540	2,740,533
San Bernardino Community College District, CA, 4.00%, 8/1/30(3)	10,000	10,510,900
San Dieguito Union High School District, CA, (Election of 2012), 4.00%, 8/1/29(1)	5,000	5,403,900
Santa Clara County, CA, (Election of 2008), 3.00%, 8/1/31	5,000	4,829,150
Scarborough, ME, 3.25%, 11/1/29	1,235	1,250,499
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/29(2)(4)	4,200	4,510,338
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/30(2)(4)	4,350	4,644,060
Washington, 4.00%, 7/1/29(2)	10,000	10,967,100

		$100,218,848

Security	Principal Amount (000’s omitted)	Value
Hospital — 12.1%
Kent Hospital Finance Authority, MI, (Spectrum Health System), 5.00%, 11/15/29(1)	$4,000	$4,535,960
Massachusetts Development Finance Agency, (Lowell General Hospital), 5.00%, 7/1/37(3)	4,650	5,085,984
Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/28	1,000	1,147,910
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33(3)	2,610	2,676,895
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 4.50%, 7/1/32	715	720,305
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Health Care System), 4.00%, 11/15/32(2)	10,000	10,338,700

		$24,505,754

Housing — 8.5%
Pennsylvania Housing Finance Agency, SFMR, (AMT), 3.90%, 10/1/28(3)	$5,500	$5,606,425
Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.20%, 10/1/33(3)	1,500	1,536,930
Virginia Housing Development Authority, 3.625%, 1/1/31(2)(4)	10,000	10,087,300

		$17,230,655

Industrial Development Revenue — 5.4%
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 4.875%, 11/1/27	$2,500	$2,576,850
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	5,000	5,948,300
Phenix City, AL, Industrial Development Board, (MeadWestvaco Coated Board), 3.625%, 5/15/30	360	346,017
Phenix City, AL, Industrial Development Board, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	2,140	2,054,550

		$10,925,717

Insured-General Obligations — 2.2%
Illinois, (AGM), 5.00%, 4/1/28	$4,000	$4,483,040

		$4,483,040

Lease Revenue/Certificates of Participation — 5.3%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 4.00%, 12/1/28(3)	$10,000	$10,783,300

		$10,783,300

Other Revenue — 12.6%
Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/30(1)	$5,000	$5,680,400
Illinois Finance Authority, (Peoples Gas Light and Coke Co.), 4.00%, 2/1/33	1,500	1,511,595
Oregon Department of Administrative Services, Lottery Revenue, 4.00%, 4/1/29	80	88,299
Oregon Department of Administrative Services, Lottery Revenue, 4.00%, 4/1/29(2)	10,000	11,037,400
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/32	1,460	1,659,217
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	5,000	5,402,650

		$25,379,561

Senior Living/Life Care — 0.7%
Lorain County Port Authority, OH, (Kendal at Oberlin), 5.00%, 11/15/30(3)	$1,250	$1,404,113

		$1,404,113

Special Tax Revenue — 13.2%
Florida Department of Environmental Protection, (Everglades Restoration), 3.25%, 7/1/28	$2,930	$2,962,816
Florida Department of Environmental Protection, (Everglades Restoration), 3.25%, 7/1/29	3,030	3,033,575
Florida Department of Environmental Protection, (Everglades Restoration), 3.50%, 7/1/32	1,130	1,125,390
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/31	5,000	6,364,250
Mesa, AZ, Excise Tax Revenue, 5.00%, 7/1/32	2,000	2,290,020
Metropolitan Transportation Authority, NY, Dedicated Tax Revenue, 4.00%, 11/15/31(2)(4)	10,000	10,776,900

		$26,552,951

Security	Principal Amount (000’s omitted)	Value
Transportation — 19.0%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/31	$5,000	$5,472,400
Metropolitan Transportation Authority, NY, 5.00%, 11/15/38	2,500	2,834,425
New Jersey Transportation Trust Fund Authority, 0.00%, 12/15/29	10,000	5,105,400
New Jersey Turnpike Authority, 5.00%, 1/1/38	5,000	5,615,000
Port Authority of New York and New Jersey, (AMT), 4.00%, 7/15/36(2)(4)	10,000	10,189,200
Route 460 Funding Corp., VA, 0.00%, 7/1/29	2,880	1,390,320
Route 460 Funding Corp., VA, 0.00%, 7/1/30	2,670	1,219,843
Route 460 Funding Corp., VA, 0.00%, 7/1/31	3,000	1,288,710
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/29	3,665	2,001,383
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/31	6,600	3,289,704

		$38,406,385

Water and Sewer — 11.3%
King County, WA, Sewer Revenue, 5.00%, 1/1/28	$10,060	$12,212,840
Northeast Ohio Regional Sewer District, 4.00%, 11/15/33(2)(4)	7,500	7,981,875
Spartanburg Sanitary Sewer District, SC, 5.00%, 3/1/28	270	320,882
Spartanburg Sanitary Sewer District, SC, 5.00%, 3/1/29	1,000	1,183,720
Spartanburg Sanitary Sewer District, SC, 5.00%, 3/1/31	875	1,022,665

		$22,721,982

Total Tax-Exempt Investments — 169.3% (identified cost $335,957,006)		$341,962,365

Other Assets, Less Liabilities — (69.3)%		$(139,984,074)

Net Assets — 100.0%		$201,978,291

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	-	Assured Guaranty Municipal Corp.

AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

SFMR	-	Single Family Mortgage Revenue

At April 30, 2013, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	13.4%
California	11.4%
Others, representing less than 10% individually	75.2%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at April 30, 2013, 1.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds.

(3)	When-issued security.

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $21,716,971.

Eaton Vance Municipal Income Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income exempt from federal income tax. The Trust commenced operations on March 26, 2013. The Trust has a term of fifteen years and currently intends to cease its investment operations on or about June 30, 2028 and thereafter liquidate and distribute its net assets to holders of the Trust’s common shares.

Investment Valuation and Other

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Investment transactions for financial statements purpose are accounted for a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy at April 30, 2013. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of April 30, 2013.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The Trust did not have any open financial instruments at April 30, 2013.

The cost and unrealized appreciation (depreciation) of investments of the Trust at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$201,357,188

Gross unrealized appreciation	$5,714,742
Gross unrealized depreciation	(4,565)

Net unrealized appreciation	$5,710,177

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2013, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$—	$341,962,365	$—	$341,962,365
Total Investments	$—	$341,962,365	$—	$341,962,365

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 24, 2013

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 24, 2013